UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 18, 2007
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On May 18, 2007, TRM Corporation issued a press release announcing that it will issue its earnings press release for the fourth quarter and full year ending December 31, 2006, on Tuesday, May 22, 2007. The press release also announced that the Company will present those financial results in a conference call to be held on May 22, 2007 at 5:00 p.m. Eastern Daylight Time.
     The information in this Current Report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Exhibits
     (d) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
99.1	Press Release dated May 18, 2007 announcing that the Company will issue its earnings press release for the fourth quarter and full year ending December 31, 2006, on Tuesday, May 22, 2007, and that the Company will present those financial results during a conference call to be held May 22, 2007 at 5:00 p.m. Eastern Daylight Time.

99.2	Press Release dated May 20, 2007 announcing the conference call details and dial-in numbers for the conference call to be held on May 22, 2007 at 5:00 p.m. Eastern Daylight Time when the Company will present its financial results.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation
Date: May 21, 2007	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1
Press Release dated May 18, 2007 announcing that the Company will issue its earnings press release for the fourth quarter and full year ending December 31, 2006, on Tuesday, May 22, 2007, and that the Company will present those financial results during a conference call to be held May 22, 2007 at 5:00 p.m. Eastern Daylight Time.

99.2
Press Release dated May 20, 2007 announcing the conference call details and dial-in numbers for the conference call to be held on May 22, 2007 at 5:00 p.m. Eastern Daylight Time when the Company will present its financial results.

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